Exhibit 10.2

LEASE AGREEMENT

This Lease Agreement. (“the lease”) is made by and among 311 Green Street, LLC (hereinafter called  “Landlord”); and Allied Bancshares, Inc. (hereinafter called “Tenant”).

WITNESSETH:

1.

PREMISES.

Landlord for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained herein to be paid, kept and performed by the Tenant, leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the “Premises”), to wit:  office space on the first floor, Suites 100 & 101, 311 Green Street in the City of Gainesville, Hall County, Georgia. For all purposes under the Lease, the Premises shall be deemed to include 4478 and 1300 rentable square feet (including both exclusive usable area and common areas attributable to Tenant’s usable area).

2.

TERM.

The Tenant shall have and hold the Premises for a term of 36 months beginning on the 1st day of March, 2007, and ending on the last day of February, 2010, at midnight, unless sooner terminated or extended as hereinafter provided (such term being hereinafter referred to as the “Term”).

Landlord does hereby agree to extend the term of the lease for one additional three year term with an annual increase of _______% each year.  Tenant agrees to notify Landlord in writing of its intention to extend the lease ninety (90) days prior to the expiration of the lease in effect.

3.

POSSESSION

If this Lease is executed before the Premises become ready for occupancy and Landlord cannot deliver possession of the Premises on or before commencement of the Term for any reason other than all omission, delay or default caused by Tenant, rent shall abate until Landlord can deliver possession, and Tenant hereby accepts such abatement in full settlement of any and all claims Tenant may have against Landlord arising from Landlord’s inability to deliver possession at the commencement of the Term. Any occupancy by Tenant prior to the beginning of the Term, even if rent free, shall in all other respects be pursuant to the terms and provisions of this Lease.

4.

BASE MONTHLY RENTAL.

(a)

Tenant shall pay in advance to Landlord promptly, without demand, on the first day of each month during the Term a base monthly rental (the “Base Monthly Rental”), which originally shall be Eight Thousand Five Hundred Seventy Dollars and Seventy Cents ($8,570.70), and which may be adjusted from time to time as provided in Paragraph 2 hereof.  If the Term commences on a day other than the first day of a month, or terminates on a day other than the last day of a month, the Base Monthly Rental for the first and last partial month shall be prorated based upon the actual number of days in such a month.

(b)

Simultaneously with the execution of this Lease, Tenant has paid to Landlord, and Landlord hereby acknowledges the receipt of Eight Thousand Five Hundred Seventy Dollars and Seventy Cents ($8,570.70) (the “Initial Installment”).  Such sum shall be applied by Landlord to the first installment(s) of Base Monthly Rental as they become due hereunder.  In the event Tenant fails to take possession of the Premises in accordance with all of the terms hereof, the Initial Installment shall be retained by Landlord for application in reduction, but not in satisfaction, of damages suffered by Landlord as a result of such breach by Tenant.

5.

USE.

The premises shall be used for business office and related ancillary purpose and for no other purposes. The premises shall not be used for any illegal purposes, nor in violation of any regulation of any governmental body, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or the Building. Tenant shall, at its own expense, promptly comply with any and all municipal, county, state and federal statutes, regulations and/or requirements applicable or in any way relating to the use and occupancy of the Premises.

6.

ASSIGNMENT AND SUBLETTING.

Tenant shal1 not voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, hypothecate or otherwise encumber this Lease or any interest herein and shall not sublet or permit the use by others of the Premises or any portion thereof without obtaining in each instance Landlord’s prior written consent, which consent Landlord may not unreasonably withhold. Landlord’s consent to one assignment, sublease, transfer or hypothecation.  Any such assignment, sublease, transfer or hypothecation without Landlord’s prior written consent shall be void and shall, at Landlord’s option, constitute a default under this Lease. No acceptance by Landlord of any rent or any other sum of money from any assignee, subleases or other category of transferee shall release Tenant from any of its obligations hereunder or be deemed to constitute Landlord’s consent to any assignment, sublease, transfer or hypothecation, and in any event, Tenant shall remain primarily liable on this Lease for the entire Term hereof and shall in no way be released from the full and complete performance of all the terms, conditions, covenants and covenants contained herein.

7.

HOLDING OVER.

If Tenant remains in possession of the Premises after the expiration of the Term, or the termination of this Lease, it shall be a tenant at sufferance only and there shall be no renewal hereof by operation of law. In such event, such occupancy shall be at an amount equal to two hundred percent (200%) of the Base Monthly Rental in effect immediately prior to the expiration or termination of this Lease and shall otherwise be subject to all of the covenants and provisions of this Lease insofar as the same are applicable to a month-to-month tenancy. Tenant shall be liable to Landlord for all damages incurred by Landlord as a result, in whole or in part, of Tenant’s failure to deliver possession of the Premises to Landlord upon expiration of the Term.

8.

ALTERATIONS AND IMPROVEMENTS.

(a)

Tenant intends to renovate said space for use as a banking office. Tenant will provide Landlord with a copy of final plans for the required renovation.

(b)

No additional alteration in, or addition to, the Premises will be made without first obtaining Landlord’s prior written consent, which Landlord may grant or withhold for any reason or for no reason.

(c)

Tenant will erect or add certain building equipment and fixtures.  Landlord acknowledges that said banking equipment and fixtures are the property of the Tenant. Landlord reserves the right to require Tenant to remove the banking equipment and fixtures at the termination hereof or within fifteen (15) days thereafter. Landlord may, at its election, repair any damage to the Premises caused by or in connection with the removal of any articles or personal property, business or trade fixtures, alterations, improvements and installations, and all costs for such repairs shall be at Tenant’s expense. A list of said banking fixtures is attached as Exhibit “C.”

9.

REPAIRS TO THE PREMISES.

Landlord shall not be required to make any repairs or improvements to the Premises, except structural repairs necessary for safety and tenant ability.  Tenant shall, at its own cost and expense, keep in good repair all portions of the Premises, including but not limited to window, glass and plate glass, doors, any special store front, interior walls and finish work, floors and floor coverings, and supplemental or special heating and air conditioning systems, and shall take good care of the Premises and its fixtures and permit no waste, except normal wear and tear, with due consideration for the purpose for which the Premises are leased. Tenant shall maintain and replace, at its cost and expense, all light bulbs and fixtures in the Premises.   In addition, Landlord agrees to complete the items listed on Exhibit “B” before Tenant occupies the space, as a condition to the lease.

10.

LANDLORD’S ENTRY OF PREMISES.

Landlord or its agents may enter the Premises at reasonable hours provided that Landlord’s entry shall not unreasonably interrupt Tenant’s business operations to exhibit same to prospective purchasers or tenants, to inspect the Premises to see that Tenant is complying with all of its obligations hereunder, and to make repairs, improvements, alterations or additions which Landlord shall deem necessary for the safety, preservation or improvement of the Building or to make repairs or modifications to any adjoining space.  Landlord shall be allowed to take all material into and upon the Premises that may be required to make such repairs, improvements, alterations or additions for the benefit of Tenant without in any way being deemed or held guilty of an eviction of Tenant.

11.

DEFAULT AND REMEDIES.

(a)

In addition to the circumstances hereinbefore set forth, the occurrence of any of the following shall constitute a material breach and default of this Lease by Tenant:

(i)

The filing of any voluntary petition or similar pleading under any section or sections of any bankruptcy or insolvency act by or against Tenant or the institution of any voluntary or involuntary proceeding in any court or tribunal to declare Tenant insolvent or unable to pay Tenant’s debts as they mature and, in the case of an involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) days from the date it is filed, or the making of an assignment for the benefit of its creditors by Tenant, or the appointment of a trustee or receiver for Tenant or for the major part of Tenant’s property;

(ii)

Tenant’s failure to pay the Base Monthly Rental or any other sum due hereunder, if such nonpayment continues for ten (10) or more days after the same is due and payable, or Tenant’s default in the prompt and full performance of any other provision of this Lease and Tenant does not cure the default within thirty (30) days after written demand by Landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith upon Landlord’s demand);

 Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable; upon each reletting, all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any costs and expenses of such reletting including brokerage fees and attorneys’ fees, and of costs of such alterations and repairs, third, to the payment of the Base Monthly Rental, and other charges due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied against payments of future Base Monthly Rental or other charges as the same my become due and payable hereunder; in no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder, including Base Monthly Rental and all other charges; if such rentals from such reletting during any month are less than those to be paid during the month by Tenant hereunder, including Base Monthly Rental and al1 other charges, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly.  Tenant shall also pay Landlord as soon as ascertained and upon demand all costs and expenses incurred by Landlord in connection with such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

(c)

Land1ord’s reentry, demand for possession, notice that the tenancy hereby created will be terminated on the date therein named, institution of an action of forcible detainer or ejectment or the entering of a judgment for possession in such action or any other act or acts resulting in the termination of Tenant’s right to possession of the Premises shall not relieve any Base Monthly Rental or other charges due from Tenant, and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive, affect, change, modify or alter the rights or remedies which Landlord has in equity or at law or by virtue of this Lease,

(d)

In the event Landlord commences any proceedings for nonpayment of Base Monthly Rental or other sums due hereunder, Tenant will not interpose any counterclaim of whatever nature or description which is not directly related to the Lease in any such proceeding.  This shall not, however, be construed as a waiver of Tenant’s right to assert such claims in any separate action or actions brought by Tenant. Tenant hereby expressly and voluntarily waives any right to jury trial with respect to any action brought under or with respect to this Lease, and Landlord and Tenant acknowledge and agree that any such action must be brought in a court located in Hall County, Georgia and having jurisdiction therein.

(e)

All sums past due under this Lease shall bear interest at eighteen percent (18%) per annum, but in no event in excess of the maximum lawful rate, from due date until paid-ill-full.

(f)

Except as expressly provided in this Lease, Tenant hereby waives any and every form of demand and notice prescribed by statute or other law, including without limitation the notice of any election of remedies made by Landlord under this Paragraph, demand for payment of any rent, or demand for possession.

(g)

All rights and remedies of Landlord created or otherwise existing at law are cumulative, and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to exercise any other.

12.

LANDLORD’S SERVICES.

(a)

Landlord shall render services and supplies incidental to this Lease in accordance with and as described in this paragraph 12, as follows:

(i)

Landlord shall furnish electric current for standard tenant lighting and business machinery only from electric circuits designated by Landlord for Tenant’s use.  Such circuits will be fed into one or more of the existing electrical panel(s) in the electrical closets located in the Premises.  Tenant’s usage or said panels on any given floor shall not exceed Tenant’s pro rata share (based on rentable square footage) of the panels’ capacity.  Tenant will not use any electrical equipment which in Landlord’s opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building.  Tenant will not, without Landlord’s prior written consent in each instance, connect any items such as non-Building standard tenant lighting, vending equipment, printing or duplicating machines, computers (other than desktop word processors and personal computers), auxiliary air conditioners, and other computer-related equipment to the Building’s electrical system, or make any alteration or addition to the system. If Tenant desires any such items, addition 208/120 volts for purposes other than Building standard tenant lighting, or other special power requirements or circuits, then Tenant may request Landlord to provide such supplemental power or circuits to the Premises, which request Landlord may grant or withhold in its reasonable discretion. If Landlord furnishes such power or circuits, Tenant shall pay Landlord, on demand, the cost of the design, installation and maintenance of the facilities required to provide such additional or special electric power or circuits and the cost of all electric current so provided at a rate not to exceed that which would be charged by Georgia Power Company, or its successor, if Tenant were a direct customer thereof.  Landlord may require separate electrical metering of such supplemental electric power or circuits to the Premises, and Tenant shall pay, on demand, the cost of the design, installation and maintenance of such metering facilities. Tenant shall have access to all electrical closets in the Premises, but it is agreed that any electrical engineering design or contract work shall be performed at Tenant’s expense by Landlord or an electrical engineer and/or electrical contractor approved by Landlord. All invoices respecting the design, installation and maintenance of the facilities requested by Tenant shall be paid within thirty (30) days of Tenant’s receipt thereof. Landlord’s charge to Tenant for the cost of electric current so provided shall be paid within thirty (30) days of receipt of invoice by Tenant.

(ii)

Landlord shall furnish seasonable air conditioning and heating during normal business hours (8:00 am to 6:00 pm Monday through Friday and 8:00 am. - 1:00 pm Saturday), said heat or air conditioning not being furnished Sunday or holidays observed by Landlord.  Should Tenant desire either heating or air conditiol1lng at other times, Landlord agrees to provide same upon reasonable advance written request by Tenant, but at Tenant’s expense at such hourly rates as may be determined from time to time by Landlord, which charge Tenant shall pay promptly upon being billed therefor.

(b)

Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use of interruption of use of any equipment in connection with the furnishing of services referred to in this Paragraph, and particularly any interruption in services by any cause beyond the immediate control of Landlord, provided Landlord shall use reasonable diligence in the restoration of such services.

13.

DESTRUCTION OF PREMISES.

Should the Premises be so damaged by fire or other cause that rebuilding or repairs cannot be completed within ninety (90) days from the date of the fire, or other cause of damage, then either Landlord or Tenant may terminate this Lease by written notice to the other given within (30) days of the date of such damage or destruction, in which event rent shall be abated from the date of such damage or destruction. However, if the damage or destruction is such that rebuilding or repairs can be completed within ninety (90) days, Landlord covenants and agrees, subject to the provisions of this Paragraph 11, to make such repairs with reasonable promptness and dispatch, and to allow Tenant an abatement in the rent for such time as the Premises are untenantable or proportionately for such portion of the Premises as shall be untenantable, and Tenant covenants and agrees that the terms of this Lease shall not be otherwise affected. Such repairs and restoration relating to Tenant’s initial leasehold improvements or otherwise made by or for Tenant shall be made at Tenant’s expense in accordance with plans and specifications approved by Landlord and Tenant. Repairs and restoration to base Building improvements required by this Lease to be furnished by Landlord at its expense (other than Tenant’s initial leasehold improvements) shall be made at Landlord’s expense. In no event shall Landlord be required to repair or replace any trade fixtures, furniture, equipment or other property belonging to Tenant; nor shall Landlord have any necessitating such work that aloe made available to Landlord, under its sole contro1, for such work.

14.

CONDEMNATION OF PREMISES.

(a)

If any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, Landlord shall have the right, at its option, to terminate this Lease effective as of the date possession is taken by said authority (unless all of the Premises are so taken in which case this Lease shall terminate), and shall be entitled to any and all income, rent or award and any interest thereon whatsoever which may be paid or made in connection with such public or quasi-public use or purpose. Tenant hereby assigns to Landlord its entire interest in any and all such awards, and shall have no claim against Landlord for the value of any portion of the unexpired Term. If a part of the Premises shall be so taken or appropriated, and Landlord does not elect to terminate this Lease, the Base Monthly Rental thereafter to be paid shall be reduced by an amount bearing the same ratio to the total amount of Base Monthly Rental as the rentable area of the Premises so taken bears to the entire Premises.

(b)

If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the sole right, at its option, to terminate this Lease and shall be entitled to the entire award as above provided, and in such case Tenant shall likewise have no claim against Landlord for the value of any unexpired Term of this Lease.

(c)

Nothing hereinbefore contained shall be deemed to deny to Tenant its right to claim from the condemning authority compensation or damages for its trade fixtures and personal property, provided the condemning authority makes a separate award therefor.

5

INSURANCE.

Tenant shall carry “all risk” coverage insurance insuring Tenant’s interest in the improvements and betterments to the Premises, including initia1 improvements installed by Landlord, and any and all furniture, equipment, supp1ies and other property owned, leased, held or possessed by it and contained therein, in an amount cqua1 to the full replacement cost thereof, subject to deductible amounts reasonably satisfactory to Landlord, plus business interruption insurance respecting Tenant’s operations from the Premises in an amount reasonably satisfactory to Landlord. Tenant shall also procure and maintain throughout the term a policy or policies of comprehensive general liability insurance, including contractual liability, insuring Tenant, Landlord and any other persons designated by Landlord, as additional insureds, against any and all liabilities for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Premises, or arising out of the condition, use or occupancy of the Premises, or in any way occasioned by or arising out of the activities of Tenant or its agents, employees or licensees in the Premises, or other portions of the Building, Building site and adjacent parking deck or parking areas in amounts not less than $1,000,000 with respect to any one casualty or occurrence and $100,000 with respect to property damage, including fire legal liability. Landlord and Tenant shall each have included in any policies of insurance respectively obtained by them with respect to the Building, Building site and adjacent parking deck or parking areas and/or the Premises a waiver by the insurer of all rights of subrogation against the other in connection with any loss or damage thereby insured against.  So long as both Landlord’s and Tenant’s policies then in force include such mutual waiver of subrogation, Landlord and Tenant, to the fullest extent permitted by law, each waive all right of recovery against the other for, and agree to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage.  If such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that chargeab1e without such waiver, the party seeking such waiver shall notify the other thereof in writing, and the latter shall have ten (10) days in which either (i) to procure on behalf of the notifying party insurance with such waiver from a company or companies reasonably satisfactory to the notifying party or (ii) to agree to pay such additional premium (in Tenant’s case, in the proportion which the rentable square footage of the Premises bears to the total rentable square footage of the area covered by the insurance policy of the Landlord). All insurance policies procured and maintained by Tenant pursuant to this Paragraph 16 shall be carried with companies licensed to do business in the State of Georgia reasonably satisfactory to Landlord and shall be noncancellable except after thirty (30) days written notice to Landlord and any designees of Landlord. such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the date that Tenant takes possession of the Premises, and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.

16.

USUFRUCT ONLY.

This contract shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and sale.

17.

WAIVER.

The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any other term, covenant or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Base Monthly Rental or other sums due hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular payment so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing signed by Landlord.

18.

ENTIRE AGREEMENT.

This Lease sets forth all the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Premises, and there are no covenants, promises, agreements, conditions or undertakings other than as herein set forth. No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations described shall be binding upon Landlord or Tenant unless reduced to writing and signed by authorized representative of each of them.

19.

LANDLORD’S CONSENT.

In every instance herein in which Landlord is called upon to give its consent, such consent may be withheld for any reason or for no reason, or if granted, may be subject to those conditions which Landlord deems appropriate. No such consent shall be binding upon Landlord un1ess made expressly in writing signed by Landlord.

20.

NOTICES.

(a)

Every notice, demand or request hereunder shall be in writing, and shall be deemed to have been properly given if delivered personally or by courier, with a signed receipt, or if deposited with the United States Postal Service (or any official successor thereto) designated certified mail, return receipt requested, beari11g adequate postage and addressed as follows:

If to Tenant:

Allied Bancshares, Inc.

Post Office Box 2669

Cumming, GA  30028

If to Landlord:

311 Green Street, LLC

1697 Thompson Bridge Road, N.W.

Gainesvil1e, GA 30501

The foregoing addresses may be changed by thirty (30) days prior written notice from time to time.

(b)

Tenant hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of or occupying the Premises at the time, and if no person is in charge or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Premises. A copy of all notices under this Lease shall also be sent to Tenant’s last address of which notice was given to Landlord in accordance with this Paragraph, if different from the Premises.

21.

SUCCESSORS AND ASSIGNS; ATTORNMENT.

The covenants, conditions and agreements herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord.  Nothing contained in this Lease shall in any manner restrict Landlord’s right to assign or encumber this Lease in its sole discretion.  Should Landlord assign this Lease as provided for above, or should Landlord enter into a security deed or other mortgage affecting the Premises and should the holder of such deed or mortgage succeed to the interest of Landlord, Tenant shall be bound to said assignee or any such holder under all the terms, covenants and conditions of this Lease for the balance of the Term hereof remaining after such succession, and Tenant shall attorn to such succeeding party as its Landlord under this Lease promptly under any such succession. Tenant agrees that should any party so succeeding to the interest of Landlord require a separate agreement of attornment regarding the matters covered by this Lease, then Tenant shall enter into any such “attornment agreement” provided the same does not modify any of the provisions of this Lease and has no adverse effect upon Tenant’s continued occupancy of the Premises.

22.

TIME IS OF THE ESSENCE.

Time is of the essence with respect to the performance of each of the covenants and agreements of this Lease; provided, however, that failure of Landlord to provide Tenant with any notification regarding adjustments in Base Monthly Rental, or any other charges provided for hereunder, within the time periods prescribed in this Lease shall not relieve Tenant of its obligation to make such payments, which payments shall be made by Tenant at such time as notice is subsequently given.

23.

CAPTIONS; GOVERNING LAW.

The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease. The laws of the State of Georgia shall govern the validity, performance and enforcement of this Lease.

24.

SEVERABILITY.

Landlord and Tenant intend and believe that each provision in this Lease is in accordance with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if my portion of any provision or provisions, in this Lease is ultimately determined by a court of law to be in violation of any local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court shall declare such portion, provision or provisions of this Lease to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Landlord and Tenant that such portion , provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Lease shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, and that the rights, obligations and interest or Landlord and Tenant under the remainder of this Lease shall continue in full force and effect.

25.

ATTORNEYS’ FEES.

Tenant agrees to pay all attorneys’ fees and expenses the Landlord incurs in enforcing any of the obligations of Tenant under this Lease, or in any litigation or negotiation in which Landlord shall, without his fault, become involved through or on account of this Lease.

26.

LIMITATION OF LIABILITY.

Landlord’s obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord’s interest in the Building, and neither Landlord nor any of the joint ventures of Landlord, nor any officer, director, partner or shareholder of Landlord or any of the joint ventures of Landlord, shall have any personal liability whatsoever with respect to this Lease.

27.

RULES AND REGULATIONS.

The rules and regu1ations (herein called the “Rules and Regulations”) printed upon this instrument on the attached Exhibit “A” shal1 be and are hereby made a part of this Lease. Tenant, its employees and agents, will perform and abide by said Rules and Regulations, and any amendments or additions to said Rules and Regulations as may be made from time to time by Landlord.

28.

SPECIAL STIPULATIONS.

Insofar as the special stipulations, if any, set forth in the special stipulations attachment to this Lease conflict with any of the foregoing provision, the special stipulations shall control. Such special stipulations are expressly incorporated herein by this reference.

29.

Landlord also leases to Tenant all equipment listed on Exhibit C at no additional cost.  Maintenance and repair to equipment on Exhibit C are the responsibility of Tenant.  Tenant agrees to return equipment in same condition at end of lease.

30.

Landlord will allow Tenant to place signage on the building at the front door, top of building, back door, and front outside patio.

31.

If Lessee fails to perform under the terms and conditions of this Lease for any reason, this Lease will become void and Landlord will keep initial month’s rent as damages.

IN WITNESS WHEREOF. the parties hereto have herein set their hands and seals, the day and year set forth opposite their respective signatures below, effective as of the date first above written.

Signed, sealed and delivered by Landlord this 12th

LANDLORD

day of February, 2007, in the presence of

311 GREEN STREET, LLC

s/Barbara Trott

By:  s/B. J. Cooley____________________________

Unofficial Witness

s/Susan Edwards

Date executed by Landlord:  February 12, 2007

Notary Public

My Commission Expires:

(NOTARY SEAL)

Signed, sealed and delivered by Tenant this

TENANT

12th day of February, 2007, in the presence of:

ALLIED BANCSHARES, INC.

s/Steve Sorrells

By:  s/Ricky H. Pugh

Unofficial Witness

s/Wendy Smith

Date signed by Tenant:  February 12, 2007

Notary Public

My Commission Expires:

(NOTARY SEAL)

EXHIBIT A

RULES AND REGULATIONS

1.

The sidewalks and public portions of the building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or hall, shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises.

2.

Tenant shall have the right to affix a sign on the front left hand side of the building, said sign to be no larger than 5 feet by 10 feet. Tenant shall have the right to replace the message board sign with a sign identifying its business. Tenant shall have the right to erect or affix directional signs addressing customer parking, use of drive in banking windows and use of automated teller machine. Landlord will permit no other signs to be hung by anyone, other than Tenant, on the front of the building.

3.

The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

4.

The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be allowed therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant, if caused by it or its agents, employees, contractors, licensees or invitees. Landlord certifies that plumbing systems of said space are in good working order.

5.

Tenant shall not in anyway deface any part of the Premises or the Building. Tenant shall lay lino1eum, or other similar floor covering so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder’s deadening felt shal1 be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

6.

No bicycles, vehicles or animals (except seeing eye dogs) of any kind shall be brought into or kept in or about the Premises. No cooking shall be done or permitted by Tenant on the Premises except in conformity with law and then only in the utility kitchen as set forth in Tenant’s layout, which is to be primarily used by Tenant’s employees for heating beverages and lunches or light snacks. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

7.

No space in the Building shall be used for manufacturing or distribution, or for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction.

8.

Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way.

9.

Neither Tenant, nor any of Tenant’s agents, employees, contractors, licensees, or invitees, shall at any time put up or operate fans or electrical heaters or bring or keep upon the Premises flammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids or solvents required in the normal operation of Tenant’s business offices.  No offensive gases or liquids will be permitted.

10.

No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of Landlord and unless and until a duplicate key is delivered to Landlord. Tenant shall, upon termination of its tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof. Said provisions shall not apply to any locks or bolts on any banking equipment, i.e. vaults, cash vaults, ATM’s, etc.

11.

Tenant shall not place any furniture accessories or other materials on any balconies located within or adjacent to the Premises without having obtained Landlord’s express written approval thereof in each instance.

12.

The Landlord reserves the right to exclude from the Building at all times, other than business hours, all persons who do not present a pass to the building signed by Tenant. Tenant shall be responsible for all persons to whom it issues such a pass and shall be liable to Landlord for all acts of such persons.

13.

The requirements of Tenant will be attended to only upon application at the management office for the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord.

14.

Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

15.

 There shall not be used in any space, or in the public hall of the Building, either by Tenant or by its jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks, mail carts or mail bags shall be used in passenger elevators.

16.

Tenant shall not employ any persons other than the janitors retained by landlord (who will be provided with pass-keys into the offices) for the purpose of cleaning or taking charge of the Premises.

17.

Parking facilities supplied by Landlord for Tenant, if any, sha1l be used by vehicles that may occupy a standard parking area only. Moreover, the use of such parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any vehicle regardless of size. The seven parking spaces (excluding the designated handicapped parking spaces) shall be reserved for use by bank customers during normal business hours (8:00 a.m. to 6:00 p.m. Monday through Friday) flanking either side of the rear, middle entrance of the Building.

18.

Buildings located within the City of Gainesville are designated as smoke free environments. Tenant and its employees and customers will refrain from smoking within the premises. Landlord will insure that other Tenants in the building refrain from smoking.

EXHIBIT B

A.

Landlord will complete repairs of the following in a manner acceptable to Tenant at Landlord’s expense:

1.

Repair parking lot.

2.

Repair concrete around front of building and front pedestrian area.

3.

Repair all outside door closure mechanisms.

4.

Clean limestone tower.

.

EXHIBIT “C”

Check Stand

Cash Vault

Teller Stations/Counter/Equipment

Night Depository

Signage

Surveillance System

Alarm System

Drive-thru Teller Window, Equipment

Other incidental “Bank Equipment,” Fixtures, Furniture

 “AS IS”